Exhibit 10.29

TEXT MARKED BY [* * *] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AMENDMENT NO. 4 TO RESIDUAL PURCHASE AGREEMENT

This Amendment No. 4 to Residual Purchase Agreement (this “Amendment”), dated February 22, 2012 (“Effective Date”), is between Calpian, Inc., a Texas corporation (“Purchaser”), and Cooper and Schifrin, LLC, an Ohio limited liability company (“Seller”) and amends that certain Residual Purchase Agreement between Purchaser and Seller dated December 31, 2010 as amended by Amendment No. 1 thereto dated January 25, 2011 and as amended by Amendment No. 2 thereto dated July 29, 2011 and as amended by Amendment No. 3 dated November 11, 2011 (as previously amended, the “Agreement”). Capitalized terms used herein but not otherwise defined herein shall have the meaning assigned to them in the Agreement.

RECITALS

A. Seller and Purchaser have entered into and consummated the transactions contemplated by the Agreement, and now wish to amend the Agreement.

B. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. The Agreement is hereby amended as follows:

Purchase and Sale of Residuals. Seller hereby exercises its right to sell additional Residuals pursuant to Exhibit I of the Agreement, and Purchaser hereby agrees to purchase such Residuals (the “Additional Residuals”). To the extent of a conflict between the terms of Exhibit I of the Agreement and this Amendment, the provisions of this Amendment shall control. For consideration of $392,000 cash being paid concurrently with the execution of this Amendment, the [***] under the Agreement is hereby increased from [***] to [***], such amount, as increased, shall be considered the [***] for all purposes under the Agreement and the amount of the Additional Residuals is [***]. Purchaser and Seller shall amend the Escrow Agreement with the Escrow Agent to reflect the increased amount to be paid as the [***]. Purchaser shall receive the payment for the increased amount of Purchased Residuals beginning with the payment made for the month of February 2012 (to be received in March 2012) and Seller shall pay Purchaser $14,000 within one (1) day of Effective Date. The Agreement shall apply to the Additional Residuals in all respects as though the Additional Residuals were part of the original transaction, except that any time periods in the Agreement shall, as they apply to the Additional Residuals, be computed from the Effective Date. All Representations and Warranties of Purchaser and Seller shall, as to the Additional Residuals, be reaffirmed as of the Effective Date. In addition, the Additional Residuals shall be subject to the [***] set forth in EXHIBIT G of the Agreement for a period of forty two (42) months after acquisition of the Additional Residuals, which shall be with the Additional Residual amount as contemplated by this Amendment received in August

2015 In consideration of the Seller’s [***] and Seller’s performance of the [***], Purchaser hereby agrees to issue to Seller concurrently with the execution of this Amendment an additional 17,230 shares of Purchaser’s common stock, which shares shall be included in the definition of [***] under the Agreement for all purposes. In order to secure its [***] obligations with respect to the additional [***], Seller does hereby grant Purchaser a security interest in and to the 17,230 additional shares of [***] and Seller and Purchaser agree to enter into a stock pledge agreement in substantially the same form as already executed by the parties with respect to the security interest granted hereunder. In addition, Seller shall execute and deliver a Subscription Agreement and a Lockup Agreement with respect to the additional shares of [***]. Purchaser agrees and acknowledges that it will not impose any restrictions on transfer with respect to any stock issued to Seller under this Amendment other than under the aforementioned stock pledge agreement, the Subscription Agreement and the Lockup Agreement (if applicable) or under applicable Federal and state securities laws.

2. The remainder of the Agreement shall be unchanged by this Amendment.

Executed to be effective as of the Effective Date.

Cooper and Schifrin, LLC

/s/ Kevin Schifrin
By:	Kevin Schifrin
Its:	Managing Member

Calpian, Inc.

/s/ Harold Montgomery
By:	Harold Montgomery
Its:	Chief Executive Officer